Exhibit 10.1

EXECUTION VERSION

COLLATERAL TRUST AGREEMENT

Dated as of February 4, 2022

among

LINDBLAD EXPEDITIONS, LLC,
as the Company,

THE OTHER GRANTORS PARTY HERETO,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as trustee under the Note Indenture,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as administrative agent under the Credit Agreement,

Each Additional Authorized Representative from time to time party hereto,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

TABLE OF CONTENTS

i

Section 24. USA PATRIOT Act	41
Section 25. Concerning The Trustee	41
Section 26. Concerning The Credit Agreement Administrative Agent	41
Section 27. Concerning The Collateral Trustee	42

EXHIBIT A - Form of Supplement to Collateral Trust Agreement

EXHIBIT B - Form of Collateral Trust Joinder

ii

This COLLATERAL TRUST AGREEMENT, dated as of February 4, 2022, by and among Lindblad Expeditions, LLC, a Delaware limited liability company (the “Company”), the entities listed on the signature pages under the heading “GRANTORS” and the Additional Grantors described herein party hereto from time to time (the Company, the entities listed under the heading “GRANTORS” and the Additional Grantors being, collectively, the “Grantors”), Wilmington Trust, National Association, as trustee under the Note Indenture described herein (in such capacity, together with its successors and assigns from time to time, the “Trustee”), Credit Suisse AG, Cayman Islands Branch, as administrative agent under the Credit Agreement described herein (in such capacity, together with its successors and assigns from time to time, the “Credit Agreement Administrative Agent”), Wilmington Trust, National Association, as collateral trustee (in such capacity, together with its successors and assigns from time to time, the “Collateral Trustee”) for the Secured Parties, and each Additional Authorized Representative party hereto from time to time. Capitalized terms not otherwise defined shall have the meanings set forth in Section 1 below.

WHEREAS, the Company (i) has entered into the Note Indenture described in Section 1 hereof, pursuant to which the Company has issued its 6.750% Senior Secured Notes due 2027 (including any Additional Notes (as defined in the Note Indenture), the “Notes”), (ii) has caused certain of the Parent’s Subsidiaries to guarantee the Note Obligations (as defined below) pursuant to Note Guarantees (collectively, the “Guarantors”) and (iii) will secure the Note Obligations and will cause the Guarantors to secure such guarantees by granting Transaction Liens on certain of their respective assets to the Collateral Trustee as provided in the Security Documents;

WHEREAS, the Company has entered into the Credit Agreement described in Section 1 hereof, pursuant to which the Company may borrow under a $45.0 million senior secured revolving credit facility, including a $5.0 million letter of credit sub-facility. The Credit Agreement Obligations (including the Secured Cash Management Obligations and the Secured Hedging Obligations) are guaranteed by the Guarantors and secured by the Transaction Liens on a pari passu basis with the Note Obligations;

WHEREAS, the Company and the Guarantors may, from time to time, incur and guarantee additional indebtedness permitted to be secured on an equal and ratable basis with the Note Obligations and the Credit Agreement Obligations, which other indebtedness the Company shall designate as having a security interest in the Collateral and shall be incurred under an Additional Parity Lien Facility, in each case in accordance with this Agreement, the other Security Documents and the other Parity Lien Documents;

WHEREAS, the Transaction Liens securing the obligations of the applicable Grantors in respect of any Additional Parity Lien Facility shall be granted pursuant to the Security Documents; and

WHEREAS, the Collateral Trustee has agreed to act on behalf of all Secured Parties with respect to the Collateral.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Definitions.

(a)               Defined Terms. All terms used in this Agreement that are defined in Article 1, 8 or 9, as the case may be, of the UCC and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9, as the case may be of the UCC. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

“Actionable Default” shall mean an “Event of Default” under and as defined in the Credit Agreement, the Note Indenture and/or any Additional Parity Lien Debt Documents; provided that, upon delivery of a Notice of Actionable Default, the Collateral Trustee may assume that an Actionable Default shall be deemed to be continuing unless the Notice of Actionable Default delivered with respect thereto shall have been withdrawn in a written notice delivered to the Collateral Trustee by the Applicable Parity Lien Authorized Representative, prior to the first date on which the Collateral Trustee commences the exercise of any remedy with respect to the Collateral following the receipt of such Notice of Actionable Default.

“Additional Authorized Representative” shall mean (a) any agent or trustee for, or other representative of, the lenders or holders of obligations, as applicable, under an Additional Parity Lien Facility, together with its successors and permitted assigns, or (b) an Additional Secured Party, solely to the extent that such Additional Secured Party (i) is the sole lender or other holder of obligations under a particular Additional Parity Lien Facility and (ii) is not represented by an agent, trustee or other representative.

“Additional Grantor” shall have the meaning assigned to such term in Section 5(g).

“Additional Parity Lien Debt Documents” shall mean, collectively, with respect to any Additional Parity Lien Facility, the agreements, documents and instruments providing for or evidencing any related Additional Parity Lien Obligations, including the definitive documentation in respect of such Additional Parity Lien Facility, the Security Documents and any intercreditor or joinder agreement among any Additional Secured Parties with respect to such Additional Parity Lien Facility (or binding upon through one or more of their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, modified or Refinanced from time to time in accordance with the terms thereof, the Credit Agreement and the Note Indenture.

“Additional Parity Lien Facility” shall mean any credit facility, indenture or similar debt facility entered into by the Parent or any of its Subsidiaries after the date hereof, if any, pursuant to which the Parent or any of its Subsidiaries will incur Additional Parity Lien Obligations (and which has been designated as an Additional Parity Lien Facility in accordance with Section 2(b)).

“Additional Parity Lien Obligations” shall mean all obligations of any of the Grantors from time to time after the date of this Agreement arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including any Post-Petition Interest) on the indebtedness for borrowed money outstanding under each Additional Parity Lien Facility, when and as due, whether at maturity, by acceleration or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding with respect to any Grantor, regardless of whether allowed or allowable in such proceeding), of the Grantors under the Additional Parity Lien Debt Documents owing to the Additional Secured Parties (in their capacity as such).

“Additional Secured Parties” shall mean, at any time, subject to Section 2(b), the holders of any Additional Parity Lien Obligations at such time and each applicable Additional Authorized Representative.

“Affiliate” shall mean, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, the terms “controlling”, “controlled by” and “under common control with” have correlative meanings.

“After-Acquired Property” shall have the meaning assigned to such term in the Credit Agreement and the Note Indenture.

“Agreement” shall mean this Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Applicable Agent Date” shall mean the earliest of (a) the Discharge of Parity Lien Obligations with respect to the Credit Agreement, (b) the date on which the aggregate amount of the Loans and the Commitments (each such term as defined in the Credit Agreement) outstanding under the Credit Agreement is less than $30,000,000 and (c) the Non-Controlling Authorized Representative Enforcement Date.

“Applicable Parity Lien Representative” shall mean at any time (a) until the Applicable Agent Date, the Credit Agreement Administrative Agent and (b) from the Applicable Agent Date, the Major Non-Controlling Authorized Representative.

“Authorized Representatives” shall mean the Credit Agreement Administrative Agent, the Trustee and each Additional Authorized Representative.

“Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time, and any successor statute.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Cash Equivalents” shall have the meaning assigned to such term in the Credit Agreement.

“Class”, when used in reference to (a) any Parity Lien Obligations, refers to whether such Parity Lien Obligations are the Credit Agreement Obligations, the Note Obligations or the Additional Parity Lien Obligations of any Series, (b) any Authorized Representative, refers to whether such Authorized Representative is the Credit Agreement Administrative Agent, the Trustee or the Additional Authorized Representative with respect to the Additional Parity Lien Obligations of any Series, (c) any Secured Parties, refers to whether such Secured Parties are the Credit Agreement Secured Parties, the Note Secured Parties or the holders of the Additional Parity Lien Obligations of any Series and (d) any Parity Lien Documents, refers to whether such Parity Lien Documents are the Credit Agreement Documents, the Note Documents or the Additional Parity Lien Debt Documents with respect to Additional Parity Lien Obligations of any Series.

“Collateral” shall mean all property of each Grantor, whether now owned or hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interests, including any asset or properties that, but for the application of Section 552 of the Bankruptcy Code, would constitute Collateral, on which a Lien is granted or purports to be granted to the Collateral Trustee pursuant to the Security Documents to secure any Parity Lien Obligations and shall exclude any properties and assets in which the Collateral Trustee is required to release its Liens pursuant to Section 7 (from and after the time such release is required). For the avoidance of doubt, in no event shall “Collateral” include any Excluded Assets.

“Collateral Account” shall have the meaning assigned to such term in Section 4.

“Collateral Agreement” shall mean the Collateral Agreement, dated as of the date hereof, among the Grantors, each other grantor party from time to time thereto and the Collateral Trustee, as amended, supplemented or modified from time to time in accordance with its terms.

“Collateral Trustee” shall have the meaning assigned to such term in the preamble hereto.

“Collateral Trustee’s Fees” shall mean all fees, costs, expenses and indemnities of the Collateral Trustee (or any co-collateral trustee thereof) of the type described in Sections 5(c), 5(d), 5(e) and 5(f) of this Agreement.

“Collateral Trust Joinder” shall mean a joinder agreement substantially in the form of Exhibit B.

“Contingent Secured Obligation” shall mean, at any time, any Parity Lien Obligation (or portion thereof) that is contingent in nature at such time, including any Parity Lien Obligation that is any contingent indemnification, expense reimbursement or other obligation (including any guarantee) in respect of which no written assertion of liability and no written claim or demand for payment has been made.

“Controlling Secured Parties” shall mean, at any time with respect to any Collateral, the Secured Parties of the same Class as the Authorized Representative that is the Applicable Parity Lien Representative at such time.

“Credit Agreement” shall mean that certain revolving credit agreement, dated as of the date hereof, by and among the Company, Lindblad Expeditions Holdings, Inc., a Delaware corporation, the lenders and issuing banks from time to time party thereto, the Credit Agreement Administrative Agent and the Collateral Trustee, as the same may be amended, supplemented, modified or Refinanced from time to time in accordance with the terms thereof, the other Credit Agreement Documents and the Note Documents.

“Credit Agreement Administrative Agent” shall have the meaning assigned to such term in the preamble hereto.

“Credit Agreement Documents” shall mean, collectively, the Credit Agreement, the Credit Agreement Guarantees, the Security Documents and each of the other agreements, documents and instruments providing for or evidencing any Credit Agreement Obligation, any other document or instrument executed or delivered at any time in connection with any Credit Agreement Obligation, including pursuant to the Security Documents, and any intercreditor or joinder agreement among holders of Credit Agreement Obligations (or binding upon one or more of them through their representatives), to the extent such are effective at the relevant time, as each may be amended, supplemented, modified or Refinanced from time to time in accordance with the terms thereof, the Note Documents and any Additional Parity Lien Debt Documents.

“Credit Agreement Guarantees” shall mean one or more guarantees made by the Guarantors in favor of the Credit Agreement Secured Parties.

“Credit Agreement Obligations” shall mean all “Obligations” (as such term is defined in the Credit Agreement) of the Company and any other obligor under the Credit Agreement or any of the other Credit Agreement Documents, including any Guarantor, to pay principal, premium, if any, and interest (including any Post-Petition Interest) when due and payable, and all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding with respect to the Company or any Guarantor, regardless of whether allowed or allowable in such proceeding), of the Company and the Guarantors under the Credit Agreement Documents owing to the Credit Agreement Secured Parties (in their capacity as such), including the Secured Hedging Obligations and the Secured Cash Management Obligations.

“Credit Agreement Secured Parties” shall mean the holders from time to time of the Credit Agreement Obligations, the Credit Agreement Administrative Agent and the Collateral Trustee.

“Discharge of Parity Lien Obligations” shall mean (1) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium (if any), on all Parity Lien Obligations; (2) payment in full in cash of all other Parity Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time and Secured Hedging Obligations and Secured Cash Management Obligations); (3) termination or expiration of all commitments, if any, to extend credit that would constitute Parity Lien Obligations; and (4) termination or cash collateralization (in a reasonably satisfactory amount and manner, but in no event greater than the lower of (i) 105% of the aggregate undrawn face amount and (ii) the percentage of the aggregate undrawn face amount required for release of liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit issued under the Parity Lien Documents and constituting Parity Lien Obligations.

“Excluded Assets” shall have the meaning assigned to the term “Excluded Property” in the Credit Agreement and the Note Indenture.

“Grantors” shall have the meaning assigned to such term in the preamble hereto.

“Guarantors” shall have the meaning assigned to such term in the introductory statements hereto.

“Insolvency or Liquidation Proceeding” shall mean (1) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Company or any Grantor; (2) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Company or any Grantor or with respect to a material portion of its respective assets; (3) any liquidation, dissolution, reorganization or winding up of the Company or any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (4) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or any Grantor.

“Joinder Agreement” shall mean each joinder agreement or other documentation, including each supplement in the form of Exhibit A to the Collateral Agreement, pursuant to which any Additional Grantor becomes a party to the applicable Security Document as a grantor, mortgagor and/or pledgor, as applicable, of Liens over its Collateral under such Security Document.

“Lien” shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement).

“Major Non-Controlling Authorized Representative” shall mean the Authorized Representative of the Class of the Parity Lien Obligations (other than the Credit Agreement Obligations), the aggregate amount of which exceeds the aggregate amount of Parity Lien Obligations of any other Class (other than the Credit Agreement Obligations).

“Non-Contingent Secured Obligation” shall mean at any time any Parity Lien Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

“Non-Controlling Authorized Representative” shall mean any Authorized Representative that is not the Applicable Parity Lien Representative at such time.

“Non-Controlling Authorized Representative Enforcement Date” shall mean the date that is 180 days after the occurrence and during the continuance of both (a) an Event of Default (under and as defined in any Parity Lien Documents) and (b) the Collateral Trustee’s and each other Authorized Representative’s receipt of written notice from the applicable Non-Controlling Authorized Representative with respect to such Parity Lien Documents certifying that (i) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative with respect to the Collateral and that an Event of Default (as defined above in this definition) has occurred and is continuing and (ii) the Parity Lien Obligations with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Parity Lien Debt Documents; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur (and shall be deemed not to have occurred for all purposes hereof) with respect to the Collateral (A) at any time the Collateral Trustee has commenced and is diligently pursuing any enforcement action with respect to such Collateral (or the Applicable Parity Lien Representative with respect to such Collateral shall have instructed the Collateral Trustee to do the same) or (B) at any time the applicable Grantor that has granted a security interest in such Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Noteholders” shall mean the holders from time to time of the Notes.

“Note Documents” shall mean, collectively, the Note Indenture, the Notes, the Note Guarantees, the Security Documents and each of the other agreements, documents and instruments providing for or evidencing any Note Obligation, any other document or instrument executed or delivered at any time in connection with any Note Obligation, including pursuant to the Security Documents, and any intercreditor or joinder agreement among holders of Note Obligations (or binding upon one or more of them through their representatives), to the extent such are effective at the relevant time, as each may be amended, supplemented, modified or Refinanced from time to time in accordance with the terms thereof, the Credit Agreement Documents and the Additional Parity Lien Debt Documents.

“Note Guarantees” shall mean the guarantee made by the Guarantors in favor of the Note Secured Parties.

“Note Indenture” shall mean that certain Indenture dated as of February 4, 2022, among the Company as the issuer, the Guarantors party thereto and Wilmington Trust, National Association, as Trustee and Collateral Trustee, as the same may be amended, supplemented, modified or Refinanced from time to time in accordance with the terms thereof, the other Note Documents, the Credit Agreement Documents and the Additional Parity Lien Debt Documents.

“Note Obligations” shall mean all “Obligations” (as such term is defined in the Note Indenture) in respect of the Notes of the Company and any other obligor under the Note Indenture or any of the other Note Documents, including any Guarantor, to pay principal, premium, if any, and interest (including any Post-Petition Interest) when due and payable, and all other amounts due or to become due under or in connection with the Note Documents and the performance of all other Obligations of the Company and the Guarantors to the Trustee, the Collateral Trustee and the holders of the Notes under the Note Documents, according to the respective terms thereof.

“Notes” shall have the meaning assigned to such term in the introductory statements hereto.

“Note Secured Parties” shall mean the holders from time to time of the Note Obligations, including the Trustee and the Collateral Trustee.

“Notice of Actionable Default” shall mean a notice in writing delivered to the Collateral Trustee by or with the written consent of the Applicable Parity Lien Representative notifying the Collateral Trustee of an Actionable Default under the applicable Parity Lien Documents. Such notice shall reference this Agreement and the applicable Parity Lien Documents and shall state that it is a “Notice of Actionable Default.”

“Officer’s Certificate” shall mean a certificate of the Company, with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Company, by the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company.

“Opinion of Counsel” means an opinion, subject to customary qualifications and assumptions with respect to the provision under which such opinion is being delivered, from legal counsel who is reasonably acceptable to the Collateral Trustee that meets the requirements set forth in this Agreement. The counsel may be an employee of or counsel to the Parent or any Subsidiary of the Parent who is reasonably acceptable to the Collateral Trustee.

“Parent” shall mean Lindblad Expedition Holdings, Inc., a Delaware corporation.

“Parity Lien Debt” shall have the meaning assigned to the term “First Lien Debt” in the Note Indenture and the Credit Agreement.

“Parity Lien Debt Agreements” shall mean, collectively, (i) the Credit Agreement, (ii) the Note Indenture and (iii) each Additional Parity Lien Facility.

“Parity Lien Documents” shall mean, collectively, the Credit Agreement Documents, the Note Documents and the Additional Parity Lien Debt Documents.

“Parity Lien Obligations” shall mean (a) the Credit Agreement Obligations (including Secured Hedging Obligations and Secured Cash Management Obligations), (b) the Note Obligations and (c) the Additional Parity Lien Obligations.

“Permitted Liens” shall mean Liens permitted by the Credit Agreement, the Note Indenture and each Additional Parity Lien Facility.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Post-Petition Interest” shall mean any interest and fees that accrue after the commencement of an Insolvency or Liquidation Proceeding of any one or more of the Grantors, whether or not such interest is allowed or allowable as a claim in any such proceeding.

“Proceeds” shall have the meaning assigned to such term in the UCC.

“Refinance” shall mean, in respect of any indebtedness or other obligation, to refinance, extend, renew, defease, amend and restate, restructure, replace, refund or repay, or to issue other indebtedness or other obligation in exchange or replacement for, such indebtedness or other obligation in whole or in part. “Refinancing” shall have a correlative meaning.

“Release Conditions” shall mean such times as all Non-Contingent Parity Lien Obligations shall have been paid in full in cash or, in respect of any Class of Parity Lien Obligations not so paid, the applicable Parity Lien Documents authorize such release or the holders thereof have consented thereto, or, in the case of the Note Obligations, the satisfaction and discharge of the Note Indenture in accordance with Section 8.05 of the Note Indenture, or, in the case of the Credit Agreement Obligations, the Termination Date (as defined in the Credit Agreement Documents) has occurred.

“Required Controlling Secured Parties” shall mean, at any time, the Controlling Secured Parties owed or holding more than 50% of the aggregate principal amount of indebtedness constituting Parity Lien Obligations of all Controlling Secured Parties, at such time or such other requisite percentage or number of holders of such Parity Lien Obligations as set forth in the applicable Parity Lien Debt Agreement.

“Required Secured Parties” shall mean, at any time, such requisite percentage or number of holders of such Parity Lien Obligations as set forth in the applicable Parity Lien Debt Agreement, or if no such requisite percentage or number of holders of such Parity Lien Obligations is set forth in the applicable Parity Lien Debt Agreement, the Secured Parties of any Class owed or holding more than 50% of the aggregate principal amount of indebtedness constituting Parity Lien Obligations of all Secured Parties of such Class at such time.

“Secured Hedging Obligations” shall have the meaning assigned to such term under the Credit Agreement Documents.

“Secured Cash Management Obligations” shall have the meaning assigned to such term under the Credit Agreement Documents.

“Secured Parties” shall mean, collectively, the Credit Agreement Secured Parties, the Note Secured Parties and any Additional Secured Parties.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interests or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences or indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Security Documents” shall mean, collectively, the Collateral Agreement, the Vessel Mortgages, each Joinder Agreement, each Collateral Trust Joinder and each other Security Document (as defined in the Parity Lien Documents).

“Series”, when used in reference to any Parity Lien Obligations, refers to such Parity Lien Obligations as shall have been issued or incurred pursuant to the same indenture, credit agreement or similar agreement and with respect to which the same Person acts as the Authorized Representative.

“Subsidiary” shall have the meaning assigned to such term in the Credit Agreement.

“Transaction Liens” shall mean the Liens granted by the Grantors to the Collateral Trustee under the Security Documents.

“Trust Estate” shall have the meaning assigned to such term in Section 2(a).

“Trustee” shall have the meaning assigned to such term in the preamble hereto.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

“Vessel Mortgages” shall mean the “Mortgages” as defined in the Credit Agreement and the Note Indenture.

(a)               Terms Generally. The definitions in Section 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. All references herein to any Person shall be construed to include such Person’s successors and permitted assigns. Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified and in effect from time to time or replaced in accordance with the terms of this Agreement.

Section 2.      The Trust Estate.

(a)            Declaration of Trust.

(i)                 To secure the payment and performance of the Parity Lien Obligations, each of the Grantors has granted to the Collateral Trustee, pursuant to the Collateral Agreement, the Vessel Mortgages and (as applicable) the other Security Documents, and the Collateral Trustee has accepted and agreed to hold, in trust thereunder and under this Agreement for the benefit of all present and future Secured Parties, all of such Grantor’s right, title and interest in, to and under the Collateral for the benefit of all present and future Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Security Documents and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof constituting Collateral (collectively, the “Trust Estate”).

(ii)              The Collateral Trustee and its successors and assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all present and future Secured Parties as security for the payment of all present and future Parity Lien Obligations; provided, however, that if at any time the Company, the Grantors and their successors or assigns, shall satisfy the applicable conditions set forth in Section 7 in connection with the release of all Transaction Liens, then this Agreement, and the estates and rights assigned in the Security Documents, shall cease, terminate and be void; otherwise they shall remain and be in full force and effect in accordance with their respective terms; provided, further, that notwithstanding the foregoing, all provisions set forth in Sections 5(c), 5(d), 5(e) and 5(f) that are enforceable by the Collateral Trustee or any of its co-collateral trustees (whether in an individual or representative capacity) will remain enforceable in accordance with their terms, notwithstanding any such release.

(iii)            The parties to this Agreement further covenant and declare that the Trust Estate will be held and distributed by the Collateral Trustee, subject to the further covenants, conditions and agreements hereinafter set forth.

(b)           Additional Parity Lien Facilities.

(i)                 The Collateral Trustee will act as agent hereunder for, and perform its duties set forth in this Agreement on behalf of, each holder of Parity Lien Obligations in respect of indebtedness that is issued or incurred after the date hereof that:

(A)             holds Additional Parity Lien Obligations that are identified as such in accordance with the procedures set forth in clause (ii) of this Section 2(b); and

(B)              signs, through its designated Additional Authorized Representative identified pursuant to clause (ii) of this Section 2(b), a Collateral Trust Joinder and delivers the same to the Collateral Trustee.

(ii)              The Company or any other Grantor will be permitted to incur indebtedness in respect of an Additional Parity Lien Facility and to designate as an additional holder of Parity Lien Obligations hereunder the lenders and/or noteholders, agents and each Additional Authorized Representative, as applicable, under such Additional Parity Lien Facility, in each case only to the extent such indebtedness is designated by the Company and documents are delivered, in each case, in accordance with the following sentence and only to the extent such incurrence is permitted under the terms of all then outstanding Parity Lien Documents. The Company may only effect such designation by delivering to the Collateral Trustee (with copies to the Credit Agreement Administrative Agent, the Trustee and to each previously identified Additional Authorized Representative), each of the following:

(A)             on or prior to the date on which such Additional Parity Lien Facility is incurred, an Officer’s Certificate stating that each applicable Grantor intends to incur additional indebtedness under such Additional Parity Lien Facility, and certifying that (1) such incurrence is permitted and does not violate or result in any default under the Credit Agreement Documents, the Note Documents or any then existing Additional Parity Lien Debt Documents (other than any incurrence of Additional Parity Lien Obligations that would simultaneously repay all Parity Lien Obligations (other than Contingent Secured Obligations) of any Class under the Parity Lien Documents of such Class, under which such default would arise), (2) the definitive documentation associated with such Additional Parity Lien Facility contains a written agreement of the holders of such indebtedness, for the enforceable benefit of all other holders of existing and future Parity Lien Obligations, and each existing and future Credit Agreement Administrative Agent, each existing and future Trustee and each existing and future Additional Authorized Representative substantially as follows: (x) that all Parity Lien Obligations will be and are secured equally and ratably by all Transaction Liens granted by any Grantor to the Collateral Trustee, for the benefit of the Secured Parties, at any time granted by any Grantor to secure any Parity Lien Obligations whether or not upon property otherwise constituting collateral to such Parity Lien Obligations and that all Transaction Liens granted pursuant to the Security Documents will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations equally and ratably as contemplated by this Agreement, (y) that the holders of Parity Lien Obligations in respect of such Additional Parity Lien Facility are bound by the provisions of, and deemed to have agreed to the terms of, this Agreement, and (z) consenting to and directing the Collateral Trustee to perform its obligations under this Agreement and the other Security Documents, and (3) the Company and each other Grantor has duly authorized, executed (if applicable) (including following the incurrence of such indebtedness on a post-closing basis if provided by the terms thereof) and recorded (or caused to be recorded), or intends to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations, if any, necessary to ensure that the Additional Parity Lien Obligations in respect of such Additional Parity Lien Facility are secured by the Collateral to the extent set forth in and required by the Security Documents and in accordance with this Agreement and the other Security Documents;

(B)              an executed Collateral Trust Joinder referred to in clause (i) of this Section 2(b), executed by the applicable Additional Authorized Representative (on behalf of each Additional Secured Party represented by it and the other parties thereto);

(C)              amendments to the Security Documents or new Security Documents, along with all relevant filings and recordations, if any, that are necessary or advisable to ensure that the Additional Parity Lien Obligations in respect of such Additional Parity Lien Facility are secured by the Collateral, including, but not limited to, any necessary or advisable amendments to the Vessel Mortgages;

(D)             an Officer’s Certificate and an Opinion of Counsel stating that all covenants and conditions precedent to the execution and delivery by the Collateral Trustee of such Collateral Trust Joinder under the Parity Lien Documents have been complied with.

(iii)            Although the Grantors shall be required to deliver a copy of each of the foregoing documents described in clauses (A) through (D) of Section 2(b)(ii) to the Credit Agreement Administrative Agent, the Trustee and to each then existing Additional Authorized Representative, the failure to so deliver a copy of any such document to the Credit Agreement Administrative Agent, the Trustee and to any such Additional Authorized Representative (other than the certification described in clause (A) of Section 2(b)(ii) and the Collateral Trust Joinder referred to in clause (C) of Section 2(b)(ii), which shall in all cases be required and which shall be delivered to each of the Credit Agreement Administrative Agent, the Trustee and to each then existing Additional Authorized Representative on or prior to the incurrence of indebtedness under the applicable Additional Parity Lien Facility) shall not affect the status of such Additional Parity Lien Facility as Additional Parity Lien Obligations or Parity Lien Obligations entitled to the benefits of this Agreement and the other Security Documents if the other requirements of this Section 2(b) are complied with.

(c)            Acknowledgment of Security Interests.

(i)                 Each of the Trustee, for itself and on behalf of each Note Secured Party, the Credit Agreement Administrative Agent, for itself and on behalf of each Credit Agreement Secured Party, and each Additional Authorized Representative, for itself and on behalf of each Additional Secured Party represented by it, acknowledges and agrees that, pursuant to the Security Documents, each of the Grantors has granted to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in all such Grantor’s rights, title and interest in, to and under the Collateral to secure the payment and performance of all present and future Parity Lien Obligations. Each of the Trustee, for itself and on behalf of each Note Secured Party, the Credit Agreement Administrative Agent, for itself and on behalf of each Credit Agreement Secured Party, and each Additional Authorized Representative, for itself and on behalf of each Additional Secured Party represented by it, acknowledges and agrees that, pursuant to the Security Documents, the aforementioned security interest granted to the Collateral Trustee, for the benefit of the Secured Parties, shall (subject to Section 7(a)(v)) for all purposes and at all times secure the Note Obligations, the Credit Agreement Obligations and the Additional Parity Lien Obligations (if any) on an equal and ratable basis.

(ii)              The Collateral Trustee and its successors and assigns under this Agreement will act and will hold the Collateral and the Transaction Liens thereon for the benefit solely and exclusively of all present and future Secured Parties as security for the payment and performance of all present and future Parity Lien Obligations, in each case, under terms and conditions of this Agreement and the other Security Documents.

Section 3.      Actionable Default; Remedies; Administration of Trust Property.

(a)            Notice of Default; Written Instructions.

(i)                 Upon receipt of a Notice of Actionable Default, the Collateral Trustee shall, within five Business Days thereafter, send a copy thereof to the Company, the Credit Agreement Administrative Agent, the Trustee and each Additional Authorized Representative (if any) of such receipt.

(ii)              Upon receipt of any written directions pursuant to Section 3(h)(i), the Collateral Trustee shall, within five Business Days thereafter, send a copy thereof to the Company, the Credit Agreement Administrative Agent, the Trustee and each Additional Authorized Representative (if any).

(iii)            The Collateral Trustee shall not be charged with knowledge of (A) any events or other information or (B) any defaults under this Agreement or any other agreement unless it has received a Notice of Actionable Default.

(b)           Remedies.

(i)                 If an Actionable Default shall have occurred and be continuing and if the Collateral Trustee shall have received a Notice of Actionable Default with respect thereto which has not been withdrawn in a written notice delivered to the Collateral Trustee by the Applicable Parity Lien Representative, the Collateral Trustee may, but shall not be obligated to, exercise the rights and remedies provided in this Agreement and the other Security Documents.

(ii)              To the extent permitted by applicable law, the Grantors hereby waive presentment, demand, protest or any notice of any kind in connection with this Agreement, any Collateral or any Security Document.

(c)           Administration of Collateral.

(i)                 Each Secured Party (acting through the Credit Agreement Administrative Agent, the Trustee or its applicable Additional Authorized Representative, as applicable) hereby appoints the Collateral Trustee to serve as Collateral Trustee and agent hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Trustee will serve as Collateral Trustee hereunder, for the benefit solely and exclusively of the present and future Secured Parties, and, subject to the Credit Agreement, the Note Indenture and each Additional Parity Lien Facility, as applicable:

(A)             will accept, enter into, hold, maintain, administer and may (but shall not be obligated to) enforce all Security Documents, including all Collateral subject thereto, and all Transaction Liens created thereunder, perform its obligations under the Security Documents and protect, and may (but shall not be obligated to) exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(B)              will take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem reasonably necessary to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(C)              will deliver and receive notices pursuant to the Security Documents;

(D)             may (but shall not be obligated to) sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(E)              will remit as provided in Section 4(d) all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(F)              will execute and deliver the Vessel Mortgages and the other Security Documents, including any Vessel Mortgages and any other Security Documents with respect to After-Acquired Property as authorized under Section 3(c)(iv);

(G)             will execute and deliver amendments to this Agreement and the Security Documents as from time to time authorized pursuant to Section 8 accompanied by an Officer’s Certificate and an Opinion of Counsel to the effect that the amendment was permitted under Section 8; and

(H)             will release or subordinate any Transaction Lien granted to it by any Security Document upon any Collateral if and as required by Section 7.

(ii)            Each Secured Party (acting through the Credit Agreement Administrative Agent, the Trustee or its applicable Additional Authorized Representative, as applicable) acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3(c)(i) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(iii)           Each Secured Party (acting through the Credit Agreement Administrative Agent, the Trustee or its applicable Additional Authorized Representative, as applicable) acknowledges and agrees that the payment and satisfaction of all of the Parity Lien Obligations will be secured equally and ratably by the Transaction Liens established in favor of the Collateral Trustee for the benefit of the Secured Parties.

(iv)           Each Secured Party (acting through the Credit Agreement Administrative Agent, the Trustee or its applicable Additional Authorized Representative, as applicable) hereby authorizes the Collateral Trustee to execute and deliver, for and on behalf of each such Secured Party, on or about the date of this Agreement and at any time following the date of this Agreement, the Vessel Mortgages and the other Security Documents, including any Vessel Mortgages and any other Security Documents with respect to After-Acquired Property.

(d)            Power of Attorney. The Grantors hereby irrevocably constitute and appoint the Collateral Trustee and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full power and authority in the name of the Company and the other Grantors or in its own name, from time to time but only upon the occurrence and during the continuance of an Actionable Default, for the purpose of carrying out the terms of this Agreement and the Security Documents, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Collateral Trustee the power and right, but not the obligation, on behalf of the Grantors, upon the occurrence and during the continuance of an Actionable Default, without notice to or assent by any Grantor to do the following:

(i)                 to ask for, demand, sue for, collect, receive, recover, compromise and give acquittance and receipts for any and all moneys due or to become due upon or by virtue hereof and thereof,

(ii)              to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Collateral Trustee in connection herewith and therewith,

(iii)            to commence, file, institute, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect hereto and thereto or in connection herewith and therewith,

(iv)             to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectually as if the Collateral Trustee were the absolute owner thereof, and

(v)               to do or not to do, at its option and at the expense and for the account of the Grantors, at any time or from time to time, all acts and things that the Collateral Trustee deems necessary to protect or preserve the Collateral or the Trust Estate and to realize upon the Collateral, subject to the terms of this Agreement and the applicable Security Documents.

(e)            Right to Initiate Judicial Proceedings, Etc. If an Actionable Default shall have occurred and be continuing and if the Collateral Trustee shall have received a Notice of Actionable Default with respect thereto which has not been withdrawn in a written notice delivered to the Collateral Trustee by the Applicable Parity Lien Representative:

(i)                 the Collateral Trustee shall have the right and power, but not the obligation, to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document to the fullest extent permitted by applicable law, and

(ii)              the Collateral Trustee may, but shall not be obligated to, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Trust Estate under the judgment or decree of a court of competent jurisdiction to the fullest extent permitted by applicable law.

(f)            Appointment of a Receiver. If a receiver of the Trust Estate shall be appointed in judicial proceedings, the Collateral Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustee shall be entitled to retain possession and control of all cash held by or deposited with it or its agents pursuant to any provision of this Agreement or any Security Document.

(g)           Exercise of Powers. All of the powers, remedies and rights of the Collateral Trustee as set forth in this Agreement may be exercised by the Collateral Trustee in respect of any Security Document as though set forth at length therein and all the powers, remedies and rights of the Collateral Trustee and the Secured Parties as set forth in any Security Document may be exercised from time to time as herein and therein provided.

(h)           Control by Secured Parties.

(i)                 Subject to Section 3(h)(ii), if an Actionable Default shall have occurred and be continuing and if the Collateral Trustee shall have received a Notice of Actionable Default with respect thereto, the Applicable Parity Lien Representative shall have the right, by an instrument in writing executed and delivered to the Collateral Trustee, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Trustee, or of exercising any trust or power conferred on the Collateral Trustee, or for the appointment of a receiver, or for the taking of any action authorized by Section 3. It is understood and agreed that the Applicable Parity Lien Representative shall deliver any written instruction that is contemplated to be delivered, and shall take or refrain from taking any action that is contemplated to be taken, by the Applicable Parity Lien Representative to the Collateral Trustee hereunder upon receipt of approval of such instruction from the Required Controlling Secured Parties (to the extent required by the terms of the applicable Parity Lien Documents).

(ii)              The Collateral Trustee shall not follow any written directions received pursuant to Section 3(h)(i) to the extent such written directions are known by the Collateral Trustee to be in conflict with any provisions of law or if the Collateral Trustee shall have received from independent counsel advice or an opinion to the effect that following such written directions would result in a breach of a provision or covenant contained in the Credit Agreement, the Note Indenture or any Additional Parity Lien Facility or impose individual liability on the Collateral Trustee.

(iii)            Nothing in this Section 3(h) shall impair the right of the Collateral Trustee in its discretion to take or omit to take any action deemed proper by the Collateral Trustee and which action or omission is not inconsistent with the direction of the Secured Parties entitled to direct the Collateral Trustee pursuant to this Section 3(h); provided, however, that the Collateral Trustee shall not be under any obligation to take any action that is discretionary with the Collateral Trustee under the provisions of this Agreement or under any Security Document.

(i)             Remedies Not Exclusive.

(i)                 No remedy conferred upon or reserved to the Collateral Trustee in this Agreement or in any Security Document is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred in this Agreement or in any Security Document or now or hereafter existing at law or in equity or by statute.

(ii)              No delay or omission of the Collateral Trustee to exercise any right, remedy or power accruing upon any Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Actionable Default or an acquiescence therein; and every right, power and remedy given by this Agreement or any Security Document to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

(iii)            In case the Collateral Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case the Grantors, the Collateral Trustee and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights, under this Agreement and under such Security Document with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

(iv)             All rights of action and rights to assert claims upon or under this Agreement and the Security Documents may be enforced by the Collateral Trustee without the possession of any Parity Lien Document or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustee shall be brought in its name as Collateral Trustee and any recovery of judgment shall be held as part of the Trust Estate.

(j)            Waiver of Certain Rights. The Grantors, to the extent they may lawfully do so, expressly waive and release any, every and all rights to demand or to have any marshaling of the Trust Estate upon any sale, whether made under any power of sale herein granted or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all the Trust Estate may at any such sale be offered and sold as an entirety.

(k)           Limitation on Collateral Trustee’s Duties in Respect of Collateral. Beyond its duties set forth in this Agreement and the Security Documents as to the custody thereof and the accounting to the Grantors and the Secured Parties for moneys received by it hereunder, and except as otherwise required by applicable law or expressly required by any Parity Lien Document to which the Collateral Trustee is a party, the Collateral Trustee shall not have any duty to the Grantors and the Secured Parties as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent, however, that the Collateral Trustee or any agent or nominee thereof maintains possession or control of any of the Collateral, the Collateral Trustee shall, and shall instruct such agent or nominee to, grant the Grantors access to and use of such Collateral that the Grantors may require for the conduct of their business; provided, that such rights may be limited as provided in this Agreement and the other Security Documents if an Actionable Default shall have occurred and be continuing and if the Collateral Trustee shall have received a Notice of Actionable Default with respect thereto which has not been withdrawn in a written notice delivered to the Collateral Trustee by the Applicable Parity Lien Representative.

(l)            Limitation by Law. All rights, remedies and powers provided by this Section 3 may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Section 3 are intended to be subject to all applicable mandatory provisions of law that may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

(m)          Absolute Rights of Secured Parties. Notwithstanding any other provision of this Agreement (other than Section 3(b)) or any provision of any Security Document, but subject to the provisions of the Party Lien Documents, the right of each Secured Party, which is absolute and unconditional, to receive payments of the Parity Lien Obligations held by such Secured Party on or after the due date thereof as therein expressed, to seek adequate protection in respect of its interest in this Agreement and the Collateral, to institute suit for the enforcement of such payment on or after such due date, or to assert its position and views as a secured creditor in an Insolvency or Liquidation Proceeding, or the obligation of the Grantors, which is also absolute and unconditional, to pay in full and otherwise perform all Parity Lien Obligations at the time and place expressed therein shall not be impaired or affected without the consent of such Secured Party.

Section 4.      Collateral Account; Application of Moneys.

(a)           The Collateral Account. On the date hereof there shall be established and, at all times thereafter until this Agreement shall have terminated, there shall be maintained with the Collateral Trustee an account that shall be entitled the “Lindblad Expeditions, LLC Collateral” (the “Collateral Account”). The Collateral Account shall be established and maintained by the Collateral Trustee. All moneys that are received by the Collateral Trustee after the occurrence and during the continuance of an Actionable Default in connection with any collection, sale, foreclosure or other realization upon any Collateral shall be deposited in the Collateral Account and thereafter shall be held and applied by the Collateral Trustee in accordance with the terms of this Agreement and the other Security Documents. To the extent necessary, appropriate or desirable, the Collateral Trustee from time to time may establish sub- accounts as part of the Collateral Account for the purpose of better identifying and maintaining proceeds of Collateral, all of which sub-accounts shall be treated as and be deemed equivalent to, the Collateral Account for all purposes hereof.

(b)           Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Collateral Trustee, and funds on deposit in the Collateral Account shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Trustee.

(c)           Investment of Funds Deposited in Collateral Account. At the written direction of the Applicable Parity Lien Representative, the Collateral Trustee shall invest and reinvest moneys on deposit in the Collateral Account at any time in money market funds investing in Cash Equivalents (with the particular fund to be specified in writing by the Applicable Parity Lien Representative). All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale thereof shall be held in the Collateral Account, as applicable, as part of the Trust Estate. In the absence of the written investment direction of the Applicable Parity Lien Representative, all moneys on deposit in the Collateral Account shall remain uninvested and the Collateral Trustee shall have no obligation for interest thereon. The Collateral Trustee shall have no responsibility or liability for any loss which may result from any investment or sale of investment pursuant to this Agreement. The Collateral Trustee is hereby authorized, in making or disposing of any investment permitted by this Agreement, to deal with itself (in its individual capacity) or with any one or more of its Affiliates, which it or any such Affiliate is acting as an agent of the Collateral Trustee or for any third person or dealing as principal for its own account. The parties acknowledge that the Collateral Trustee is not providing investment supervision, recommendation or advice.

(d)               Application of Moneys in Collateral Account. Subject to Section 4(e), all moneys or other property held by the Collateral Trustee in the Collateral Account shall, to the extent available for distribution, be distributed (or deposited in a separate account for the benefit of the Credit Agreement Administrative Agent, the Trustee and any Additional Authorized Representative pursuant to Section 4(e)) by the Collateral Trustee as follows:

First: to the payment of all amounts payable under this Agreement or any Parity Lien Document on account of the Collateral Trustee’s Fees, costs, expenses and indemnities (including the fees, costs and expenses of the Collateral Trustee’s agents, attorneys and advisors), under the Credit Agreement on account of the Credit Agreement Administrative Agent’s fees, costs, expenses and indemnities (including the fees, costs and expenses of the Credit Agreement Administrative Agent’s agents, attorneys and advisors), under the Note Indenture on account of the Trustee’s fees, costs, expenses and indemnities (including the fees, costs and expenses of the Trustee’s agents, attorneys and advisors) and under any other Parity Lien Debt Agreement on account of the applicable Authorized Representative’s fees, costs, expenses and indemnities (including the fees, costs and expenses of the applicable Authorized Representative’s agents, attorneys and advisors);

Second: to the repayment of indebtedness and other obligations (other than (1) Parity Lien Debt and (2) obligations subordinated in right of payment to the Parity Lien Debt) secured by a Permitted Lien on the Collateral (other than obligations secured by a Permitted Lien that is junior or subordinated to the Transaction Liens) sold or realized upon, to the extent that such other indebtedness or obligation is (or is required) to be discharged in connection with such sale or other realization;

Third: to the respective Authorized Representatives equally and ratably for application to the payment of all outstanding Parity Lien Debt and any other Parity Lien Obligations that are then due and payable in such order as may be provided in the Parity Lien Documents in an amount sufficient to pay in full in cash all outstanding Parity Lien Debt and all other Parity Lien Obligations that are then due and payable (including, to the extent legally permitted, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post- default rate, specified in the Parity Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit constituting Parity Lien Debt); and

Fourth: any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, or its successors or assigns, or as a court of competent jurisdiction may direct.

In connection with the application of proceeds pursuant to this Section 4(d), except as otherwise directed in writing by the Applicable Parity Lien Representative, the Collateral Trustee may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

In making the determinations and allocations in accordance with this Section 4(d), the Collateral Trustee may conclusively and without liability rely upon information supplied by the relevant Authorized Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to such Authorized Representative’s respective Parity Lien Debt and any other applicable Parity Lien Obligations, and if such Authorized Representative does not provide such information to the Collateral Trustee, then the Collateral Trustee may conclusively and without liability rely upon such information provided by the Grantors.

(e)               Application of Moneys Distributable to Secured Parties. If at any time any moneys collected or received by the Collateral Trustee pursuant to this Agreement or any Security Document are distributable pursuant to Section 4(d) to the Credit Agreement Administrative Agent, the Trustee or any Additional Authorized Representatives, and if the Credit Agreement Administrative Agent, the Trustee or such Additional Authorized Representative shall notify the Collateral Trustee that no provision is made under the applicable the Credit Agreement Documents, Note Documents or Additional Parity Lien Debt Documents, as applicable, (i) for the application by the Credit Agreement Administrative Agent, the Trustee or such Additional Authorized Representative, as applicable, of such amounts so distributable (whether by virtue of the Credit Agreement Obligations, the Note Obligations or the applicable Additional Parity Lien Obligations not having become due and payable or otherwise) or (ii) for the receipt and the holding by the Credit Agreement Administrative Agent, the Trustee or such Additional Authorized Representative, as applicable, of such amounts pending the application thereof, then the Collateral Trustee shall invest, at the written direction of the Credit Agreement Administrative Agent, the Trustee or such Additional Authorized Representative, as applicable, all such amounts applicable to the Credit Agreement Obligations, the Note Obligations or the Additional Parity Lien Obligations in obligations of the kinds referred to in Section 4(c) (with the particular investment specified in writing by the Credit Agreement Administrative Agent, the Trustee or such Additional Authorized Representative), or in the absence of such direction hold such amounts uninvested as provided in Section 4(c), and shall hold all such amounts so distributable, and all such investments and the proceeds thereof, in trust solely for the Credit Agreement Administrative Agent, the Trustee and/or such Additional Authorized Representative and for no other purpose until such time as the Credit Agreement Administrative Agent, the Trustee or such Additional Authorized Representative shall request the delivery thereof by the Collateral Trustee to the Credit Agreement Administrative Agent, the Trustee or such Additional Authorized Representative, as applicable, for application by it pursuant to the Credit Agreement Documents, the Note Documents or the Additional Parity Lien Debt Documents, as applicable.

This Section 4 is intended for the benefit of, and will be enforceable as a third-party beneficiary by, each present and future holder of Parity Lien Obligations, each present and future Credit Agreement Administrative Agent, each present and future Trustee, each present and future Additional Authorized Representative and the Collateral Trustee as a Secured Party.

Section 5.      Agreements with the Collateral Trustee.

(a)           Delivery of Parity Lien Documents. Concurrently with the execution of this Agreement on the date hereof, the Company will, or will cause the applicable Grantor to, deliver to the Collateral Trustee a true and complete copy of each of the Parity Lien Documents then in effect. The Company agrees that, promptly upon the execution thereof, the Company will, or will cause the applicable Grantor to, deliver to the Collateral Trustee a true and complete copy of (i) any and all amendments, modifications or supplements to any Parity Lien Document and (ii) any Parity Lien Documents, entered into subsequent to the date hereof. Unless and until the Collateral Trustee actually receives such copies it shall not be deemed to have knowledge of them. Notwithstanding the foregoing, the failure of the Company or any Grantor to deliver any such documents will not result in a default, event of default or similar action under this Agreement or any other Parity Lien Documents.

(b)           Information as to Secured Parties. The Company agrees that it shall deliver to the Collateral Trustee from time to time upon the reasonable request of the Collateral Trustee a list setting forth, by each Parity Lien Document then in effect:

(i)                 the aggregate amount outstanding thereunder, and

(ii)              the interest rates then in effect thereunder.

Each Authorized Representative (and, in the case of clause (D) below, the Company) will deliver to the Collateral Trustee upon the reasonable request of the Collateral Trustee:

(A)             in the case of the Trustee, the unpaid principal amount owing to the Noteholders;

(B)              in the case of the Credit Agreement Administrative Agent, the unpaid principal amount owing to the Credit Agreement Secured Parties;

(C)              in the case of any Additional Authorized Representative, the unpaid principal amount owing in respect of such Additional Parity Lien Obligations; and

(D)             to the extent known to the Company, the unpaid aggregate amounts owing to any other Secured Party.

Each Authorized Representative (and the Company in respect of any Grantor) will furnish to the Collateral Trustee periodically if notice addresses and/or addresses change, a list setting forth the name and address set forth in Section 9 of each party to whom notices must be sent under the Parity Lien Documents. At all times the Collateral Trustee may assume without inquiry that the most recent list it has received remains current.

(c)           Compensation and Expenses. The Grantors, jointly and severally, agree to pay to the Collateral Trustee, from time to time following receipt of a reasonably detailed invoice therefor:

(i)                 such compensation as has been or shall be agreed by the Company and the Collateral Trustee in writing (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust) for its services hereunder, under the Security Documents and for administering the Trust Estate; and

(ii)              all of the compensation pursuant to subclause (i) above and all of the fees, and reasonable out-of-pocket costs and expenses of the Collateral Trustee (including, without limitation, the reasonable fees, expenses and disbursements of counsel, agents and advisors) (A) arising in connection with the negotiation, preparation, execution, delivery, modification and termination of, or consent or waiver to, this Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection or defense of the Collateral Trustee’s rights under this Agreement and in and to the Collateral and the Trust Estate, and all out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Transaction Liens on the Collateral; provided, however, that in no event shall the Company or the Grantors be obligated to pay fees and expenses for more than one primary counsel to the Collateral Trustee (and up to one local counsel in each applicable jurisdiction and, to the extent necessary, maritime counsel).

The obligations of the Grantors under this Section 5(c) shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee.

(d)           Stamp and Other Similar Taxes. The Grantors, jointly and severally, agree to indemnify and hold harmless the Collateral Trustee and each Secured Party (and their respective agents) from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto that may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Security Document, the Trust Estate or any Collateral. The obligations of the Grantors under this Section 5(d) shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee.

(e)           Filing Fees, Excise Taxes, etc. The Grantors, jointly and severally, agree to pay or to reimburse the Collateral Trustee and its agents for any and all amounts in respect of all search, filing, recording and registration fees, excise taxes and other similar imposts that are payable in respect of the execution, delivery, modification, performance, enforcement and termination of this Agreement and each Security Document. The obligations of the Grantors under this Section 5(e) shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee.

(f)            Indemnification. The Grantors, jointly and severally, agree to pay, indemnify, and hold the Collateral Trustee and its officers, directors, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, claims (whether brought by the Grantors, the holders of any Parity Lien Obligations or any third party), penalties, actions, judgments, suits, proceedings at law or in equity costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, attorneys’ fees and expenses and the costs of enforcement of its right to indemnity under this Agreement) with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Security Documents (including, but not limited to, actions by the Collateral Trustee to enforce its rights with respect to the Collateral), unless arising from the gross negligence or willful misconduct (in either case, as determined by a final judgment of a court of competent jurisdiction) of the Collateral Trustee or such of the agents as are seeking indemnification; provided, however, that in no event shall the Company or the Grantors be obligated to pay fees and expenses for more than one primary counsel to the Collateral Trustee (and up to one local counsel in each applicable jurisdiction and, to the extent necessary, maritime counsel). The foregoing indemnities in this Section 5(f) shall survive the resignation or removal of the Collateral Trustee or the termination of this Agreement.

(g)           Further Assurances; Notation on Financial Statements.

(i)                 At any time and from time to time, as necessary (or upon the written request of the Collateral Trustee), and, at the sole expense of the Grantors, the Grantors will promptly execute and deliver any and all such further instruments and documents and take such further action as is reasonably necessary (or as the Collateral Trustee shall reasonably request) in obtaining the full benefits of this Agreement, the Security Documents and the other Parity Lien Documents and of the rights and powers herein and therein granted. To the extent required by law, the Grantors shall, in all of their financial statements, indicate by footnote or otherwise that the Parity Lien Obligations are secured pursuant to this Agreement and the Security Documents.

(ii)              Pursuant to the Parity Lien Debt Agreements, from time to time, additional direct or indirect subsidiaries of the Parent are required to become parties to the Security Documents. In connection with any such subsidiary becoming party to the Security Documents, such subsidiary (an “Additional Grantor”) shall execute (i) a Supplement to Collateral Trust Agreement in the form of Exhibit A hereto and upon such execution shall become a Grantor hereunder with all applicable rights and responsibilities and (ii) a Joinder Agreement. Upon receipt of an executed Supplement to the Collateral Trust Agreement and an executed Joinder Agreement, the Collateral Trustee and each Authorized Representative (with respect to the Supplement to the Collateral Trust Agreement) shall acknowledge the same

Section 6.      The Collateral Trustee.

(a)           Acceptance of Trust; Powers of the Collateral Trustee.

(i)                 The Collateral Trustee, for itself and its successors, hereby accepts the duties created by this Agreement upon the terms and conditions hereof, including those contained in this Section 6.

(ii)              The Collateral Trustee is authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interests, rights, powers and remedies under this Agreement and the Security Documents and applicable law and in equity and to act as set forth in this Agreement or as requested in any lawful directions given to it from time to time in respect of any matter by a written notice of the Applicable Parity Lien Representative in accordance with the terms of this Agreement.

(iii)            None of the Credit Agreement Administrative Agent, the Trustee or any Additional Authorized Representative or any other holder of Parity Lien Obligations will have any liability whatsoever for any act or omission of the Collateral Trustee and the Collateral Trustee shall not have any liability whatsoever for any act or omission of the Credit Agreement Administrative Agent, the Trustee or any Additional Authorized Representative or any other holder of Parity Lien Obligations.

(iv)             The Collateral Trustee will accept, hold, administer and enforce all Transaction Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estates in trust solely and exclusively for the benefit of all present and future holders of Parity Lien Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 4(d).

(v)               No provision of this Agreement shall require the Collateral Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

(b)           Exculpatory Provisions.

(i)                 The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties of any other Person contained in this Agreement or in any Security Document, all of which are made solely by the Grantors. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Grantors thereto or as to the security afforded by any Security Document or this Agreement, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, any Security Document or the Parity Lien Obligations secured hereby and thereby, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that in the event the Collateral Trustee enters into possession of a part or all of the Trust Estate, the Collateral Trustee shall preserve the part in its possession.

(ii)              The Collateral Trustee shall not be required to ascertain or inquire as to the performance by the Grantors of any of the covenants or agreements contained in this Agreement, any Security Document or in any other Parity Lien Document. Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the amount of Parity Lien Obligations then held by a Secured Party, the Collateral Trustee may conclusively and without liability rely on a certificate of such Secured Party or its representative (including any applicable Authorized Representative) as to such amount, and if any such Secured Party or representative shall not give such information to the Collateral Trustee, such Secured Party shall not be entitled to receive distributions hereunder (in which case such distributions shall be held in trust for such Secured Party) until it has given such information to the Collateral Trustee.

(iii)            The Collateral Trustee shall not be liable for any action taken or omitted to be taken by it in accordance with this Agreement or any Security Document except for its own gross negligence or willful misconduct.

(iv)             The Collateral Trustee shall have no obligation to give, execute, deliver, file, record, authorize or obtain any financing statements, continuation statements, financing statement amendments, notices, instruments, documents, agreements, consents or other papers as shall be necessary to (i) create, preserve, perfect or validate the security interest granted to the Collateral Trustee pursuant to this Agreement or (ii) enable the Collateral Trustee to exercise and enforce its rights under this Agreement with respect to such pledge and security interest. In addition, the Collateral Trustee shall have no responsibility or liability (x) in connection with the acts or omissions of the Grantors in respect of the foregoing or (y) for or with respect to the legality, validity and enforceability of any security interest created in the Collateral or the perfection and priority of such security interest.

(v)               The Collateral Trustee shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document to which it is not a party, whether or not an original or a copy of such agreement has been provided to the Collateral Trustee.

(c)           Delegation of Duties. The Collateral Trustee may execute any of its duties or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, which may include officers and employees of the Grantors. The Collateral Trustee shall be entitled to advice of counsel of its selection, at the reasonable expense of the Grantors, concerning all matters pertaining to its rights, powers and duties. The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

(d)           Reliance by Collateral Trustee.

(i)                 Whenever in the exercise of its rights or powers and the performance of its duties under this Agreement the Collateral Trustee shall deem it reasonably necessary that a matter be proved or established in connection with the taking, suffering or omitting any action hereunder by the Collateral Trustee, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively provided or established by an Officer’s Certificate of any Grantor delivered to the Collateral Trustee, and such Officer’s Certificate shall be full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 6(e).

(ii)              The Collateral Trustee may, at the expense of the Grantors, request, rely on and act in accordance with Officer’s Certificates and/or Opinions of Counsel, and shall incur no liability and shall be fully protected in acting or refraining from acting in accordance with such Officer’s Certificates or Opinions of Counsel.

(iii)            The Collateral Trustee may consult with counsel of its selection, and the advice of such counsel, or any opinion of counsel, shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

(iv)             The Collateral Trustee may conclusively rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, judgment, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of this Agreement or any Security Document. Without limitation to the foregoing, the Collateral Trustee may conclusively rely as provided in this Section 6(d) on any Officer’s Certificate provided by the Company pursuant this Agreement (including but not limited to Section 2(b) hereof), and may deem such information correct until such time as it receives any written modification of any such certificate from the Company in respect thereof. The Collateral Trustee shall have no liability for any action taken, or errors in judgment made, in good faith by it or any of its officers, employees or agents, unless it shall have been grossly negligent in ascertaining the pertinent facts.

(v)               The Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Trustee by this Agreement at the request or direction of the Applicable Parity Lien Representative pursuant to this Agreement or any Security Document, unless the Collateral Trustee shall have been provided adequate security and indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Trustee.

(vi)             Unless otherwise directed by the Applicable Parity Lien Representative, upon receipt by the Collateral Trustee of a written request of the Company signed by an officer (a “Security Document Order”), the Collateral Trustee is hereby authorized to execute and enter into, and if satisfactory in form to the Collateral Trustee, shall execute and enter into, without further consent of any other Secured Party, any Security Document to be executed after the date hereof. Such Security Document Order shall (i) state that it is being delivered to the Collateral Trustee pursuant to the Parity Lien Documents, and is a Security Document Order referred to in this Section 6(d)(vi), (ii) instruct the Collateral Trustee to execute and enter into such Security Document and (iii) certify that all conditions precedent under the extant Parity Lien Documents to the execution and delivery of the Security Document have been satisfied. Each of the holders of Parity Lien Obligations, by their acceptance thereof, authorize and direct the Collateral Trustee to execute such Security Documents.

(e)           Rights of the Collateral Trustee. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Parity Lien Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Parity Lien Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Parity Lien Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Parity Lien Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Parity Lien Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

(f)            Limitations on Duties of Collateral Trustee.

(i)                 The Collateral Trustee will not have any fiduciary duties nor shall it be obliged to perform any duties other than such duties as are specifically set forth in this Agreement or in any Security Document, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Collateral Trustee and the Collateral Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Applicable Parity Lien Representative pursuant to Section 3(h). The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Parity Lien Documents.

(ii)              Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action that is discretionary with the Collateral Trustee under the provisions hereof or under any Security Document except upon the written request, accompanied by satisfactory indemnity, of the Applicable Parity Lien Representative pursuant to Section 3(h). The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of, including but not limited to, an Officer’s Certificate, written instructions from the Applicable Parity Lien Representative or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Parity Lien Documents. The Collateral Trustee shall make available for inspection and copying by the Credit Agreement Administrative Agent, the Trustee and each Additional Authorized Representative, each certificate or other paper furnished to the Collateral Trustee by the Company or any other Grantor under or in respect of this Agreement, any Security Document or any of the Trust Estate.

(iii)            Notwithstanding anything to the contrary, whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement of approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Trustee or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Trustee, it is understood that in all cases the Collateral Trustee shall, except as otherwise expressly provided in this Agreement, be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as directed by the Applicable Parity Lien Representative, along with the provision of a satisfactory indemnity The Collateral Trustee shall have no liability for any failure or delay in taking any actions contemplated above as a result of the failure or delay on the part of the Applicable Parity Lien Representative This provision is intended solely for the benefit of the Collateral Trustee and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

(iv)             As to any matter not expressly provided for by this Agreement or the other Parity Lien Documents, the Collateral Trustee will act or refrain from acting as directed by the Applicable Parity Lien Representative, and will be fully protected if it does so, and any action taken, suffered or omitted pursuant hereto or thereto shall be binding on the Secured Parties. The Collateral Trustee shall not be liable for any action it takes or omits to take in good faith in accordance with a direction from the Applicable Parity Lien Representative.

(v)               Beyond the exercise of reasonable care in the custody of Collateral in its possession or control, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral (including possessory Collateral) by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(vi)             Except as provided in Section 6(f)(v) above, the Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, for the validity, value, genuineness, ownership, transferability or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the current and future holders of the Parity Lien Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral. The Collateral Trustee shall not be under any obligation to the Credit Agreement Administrative Agent, the Trustee or any holder of Parity Lien Debt to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Parity Lien Document or to inspect the properties, books or records of any Grantor.

(vii)          In no event shall the Collateral Trustee be required to execute and deliver any landlord lien waiver, estoppel or collateral access letter, or any account control agreement or any instruction or direction letter delivered in connection with such document that the Collateral Trustee determines adversely affects it or otherwise subjects it to personal liability, including without limitation agreements to indemnify any contractual counterparty, in each case, unless the Collateral Trustee receives satisfactory indemnity therefor.

(g)           Moneys to Be Held in Trust. All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement or any Security Document shall be held in trust for the purposes for which they were paid or are held.

(h)           Resignation and Removal of the Collateral Trustee.

(i)                 The Collateral Trustee may at any time, by giving 30 days’ prior written notice to the Company, the Credit Agreement Administrative Agent, the Trustee and each Additional Authorized Representative (if any), resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the earlier of: (A) 30 days from the date of such notice and (B) the appointment of a successor Collateral Trustee or agents by the Company, the acceptance of such appointment by such successor collateral trustee or trustees, and the approval of such successor collateral trustee or trustees by each Authorized Representative; provided that no resignation shall become effective unless and until a successor collateral trustee has been appointed as provided herein. Upon 30 days’ prior written notice, the Collateral Trustee may be removed at any time and a successor collateral trustee or collateral trustees appointed by each of the Authorized Representatives; provided that the Collateral Trustee shall be paid its fees and expenses pursuant to Section 5(c) and all other amounts owed to it under this Agreement to the date of removal. Any successor Collateral Trustee appointed pursuant to this Section 6(h) shall (x) have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition or (y) be any other Person that is acceptable to the Company and the Required Secured Parties of each Class of Parity Lien Obligations. If no successor collateral trustee or trustees shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or removal, the Collateral Trustee, the Credit Agreement Administrative Agent, the Trustee, any Additional Authorized Representative or any other Secured Party may, apply to any court of competent jurisdiction, at the reasonable expense of the Company, to appoint a successor collateral trustee or trustees (which may be an individual or individuals) to act until such time, if any, as a successor collateral trustee or trustees shall have been appointed as above provided. Any successor collateral trustee or trustees so appointed by such court shall immediately and without further act be superseded by any successor collateral trustee or trustees appointed by the Authorized Representatives as above provided.

(ii)              If at any time the Collateral Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time, a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor collateral trustee or trustees may be appointed by the Authorized Representatives, and the powers, duties, authority and title of the predecessor collateral trustee or trustees terminated and canceled without procuring the resignation of such predecessor collateral trustee or trustees, and without any other formality (except as may be required by applicable law) than appointment and designation of a successor collateral trustee or trustees in writing, duly acknowledged, delivered to the predecessor collateral trustee or trustees and the Company, and filed for record in each public office, if any, in which this Agreement is required to be filed.

(iii)            The appointment and designation referred to in Section 6(h)(ii) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor collateral trustee or trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record the successor collateral trustee or trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Applicable Parity Lien Representative, the Company or the successor collateral trustee or trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all Securities and moneys held by it to such successor collateral trustee or trustees. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor collateral trustee or trustees for more fully and certainly vesting in such successor collateral trustee or trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor collateral trustee or trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor collateral trustee or trustees, be executed, acknowledged and delivered by such Grantor.

(iv)             Any required filing for record of the instrument appointing a successor collateral trustee or trustees as hereinabove provided shall be at the sole expense of the Grantors. The resignation of any collateral trustee or trustees and the instrument or instruments removing any collateral trustee or trustees, together with all other instruments, deeds and conveyances provided for in this Section 6 shall, if permitted by law, be forthwith recorded, registered and filed by and at the reasonable expense of the Grantors, wherever this Agreement is recorded, registered and filed.

(i)            Merger of the Collateral Trustee. Any corporation into which the Collateral Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, or any corporation to which the Collateral Trustee shall transfer all or substantially all of its corporate trust business (including the administration of this Agreement) shall be Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto; provided however that if any Secured Party or any Grantor deems it necessary or advisable for the Collateral Trustee to make any filings or amendments in connection with any of the Security Documents, the Collateral Trustee shall execute any such filings or amendments at the sole cost and expense of the Grantors.

(j)            Co-Collateral Trustee, Separate Collateral Trustee.

(i)                 If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Collateral Trustee shall be advised by counsel, satisfactory to it, that it is reasonably necessary in the interest of the Secured Parties, or the Applicable Parity Lien Representative shall in writing so request the Collateral Trustee and the Grantors, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, the Collateral Trustee and the Grantors shall, at the reasonable request of the Collateral Trustee, execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustee and the Grantors, either to act as co-collateral trustee or co-collateral trustees of all or any of the Collateral, jointly with the Collateral Trustee originally named herein or any successor or successors, or to act as separate collateral trustee or collateral trustees of any such property. In the event the Grantors shall not have joined in the execution of such instruments and agreements within 30 days after the receipt of a written request from the Collateral Trustee so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Trustee may act under the foregoing provisions of this Section 6(j) without the concurrence of the Grantors, and the Grantors hereby appoint the Collateral Trustee as its agent and attorney to act for it under the foregoing provisions of this Section 6(j) in either of such contingencies.

(ii)           Every separate collateral trustee and every co-collateral trustee, other than any collateral trustee that may be appointed as successor to the Collateral Trustee, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

(A)             all rights, powers, duties and obligations conferred upon the Collateral Trustee in respect of the custody, control and management of moneys, papers or Securities shall be exercised solely by the Collateral Trustee, or its successors as collateral trustee hereunder;

(B)              all rights, powers, duties, immunities, indemnities and obligations conferred or imposed upon the Collateral Trustee hereunder shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate collateral trustee or separate collateral trustees or co-collateral trustee or co-collateral trustees, jointly, as shall be provided in the instrument appointing such separate collateral trustee or separate collateral trustees or co-collateral trustee or co-collateral trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate collateral trustee or separate collateral trustees or co-collateral trustee or co-collateral trustees;

(C)              no power given hereby to, or that it is provided hereby may be exercised by, any such co-collateral trustee or co-collateral trustees or separate collateral trustee or separate collateral trustees, shall be exercised hereunder by such co-collateral trustee or co-collateral trustees or separate collateral trustee or separate collateral trustees, except jointly with, or with the consent in writing of, the Collateral Trustee, anything herein contained to the contrary notwithstanding;

(D)             no collateral trustee hereunder shall be liable by reason of any act or omission of any other collateral trustee hereunder; and

(E)              the Grantors and the Collateral Trustee, at any time by an instrument in writing, executed by them, may accept the resignation of or remove any such separate collateral trustee or co-collateral trustees, and in that case, by an instrument in writing executed by the Grantors and the Collateral Trustee jointly, may appoint a successor to such separate collateral trustee or co-collateral trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantors shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Collateral Trustee so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate collateral trustee or co-collateral trustee and to appoint a successor without the concurrence of the Grantors, the Grantors hereby appointing the Collateral Trustee its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Collateral Trustee shall have appointed a separate collateral trustee or separate collateral trustees or co-collateral trustee or co-collateral trustees as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate collateral trustee or co-collateral trustees, the successor to any such separate collateral trustee or co-collateral trustee to be appointed by the Grantors and the Collateral Trustee, or by the Collateral Trustee alone, as provided in this Section 6(j).

Section 7.      Conditions to Release of Collateral; Release Procedure.

(a)           Subject to any restrictions and conditions in the Credit Agreement, the Note Indenture and each Additional Parity Lien Facility, as applicable, the Collateral Trustee’s Transaction Liens upon the Collateral will be automatically released or subordinated under the following circumstances:

(i)                 The Transaction Liens granted by a Grantor securing any Parity Lien Obligation shall terminate when all of its guarantees of Parity Lien Obligations are released pursuant to the terms thereof;

(ii)              Subject to Section 7(b), the Transaction Liens granted by all Grantors shall terminate when the Release Conditions are satisfied; provided that the Company shall have delivered an Officer’s Certificate to the Collateral Trustee certifying that the Release Conditions have been met and that such release of the Collateral is permitted under, and does not violate the terms of, any Parity Lien Document;

(iii)            [reserved];

(iv)             As to any Collateral that is sold, leased, exchanged, assigned, transferred or otherwise disposed of by any Grantor to a Person that is not (either before or after such sale, transfer or disposition) the Company or another Grantor in a transaction or other circumstance that does not violate any of the Parity Lien Documents (excluding any such sale, lease, exchange, assignment, transfer or dispositions to a Person that becomes or is required to become a Grantor), the Transaction Lien as to such Collateral shall be released automatically at the time of such sale, lease, exchange, assignment, transfer or other disposition to the extent of the interest sold, leased, exchanged, assigned, transferred or otherwise disposed of; provided that, to the extent provided in the Security Documents, the Collateral Trustee’s Transaction Liens will attach to the Proceeds received in respect of any such sale, transfer or other disposition, subject to Section 4(d); and provided, further that if any Collateral is sold, leased, exchanged, assigned, transferred or otherwise disposed of by any Grantor to the Company or another Grantor, such Collateral shall immediately be subject to a substantially equivalent Transaction Lien;

(v)               At any time before the Release Conditions are satisfied, the Collateral Trustee shall, at the written request of the Company, release any or all of the Collateral (1) with respect to any Class of Parity Lien Obligations, if consent to the release of such Transaction Liens of the Collateral Trustee on such Collateral has been given by, as applicable, the requisite percentage or number of Noteholders (or the Trustee, on behalf and at the direction of such Noteholders pursuant to the Note Indenture), the requisite percentage or number of the lenders under the Credit Agreement (or the Credit Agreement Administrative Agent, on behalf and at the direction of such lenders pursuant to the Credit Agreement) or the requisite percentage or number of holders of indebtedness in respect of each other Series of Additional Parity Lien Obligations (or the Additional Authorized Representative on behalf of such holders) as permitted by, and in accordance with, the applicable Parity Lien Documents and evidence of such consent shall have been provided to the Collateral Trustee and (2) if the Company shall have delivered an Officer’s Certificate to the Collateral Trustee certifying that the conditions described in this clause (v)(1) have been met;

(vi)             In order to effectuate a reconstitution or merger for the purpose of re-flagging a vessel in accordance with Section 6.08 of the Credit Agreement and Section 4.24 of the Note Indenture; and

(vii)          If any Collateral becomes an Excluded Asset under clause (e) of the related definition in the Note Indenture and the Credit Agreement; and

(viii)        If any part of the Collateral is subject to any Permitted Lien that is senior to the Liens securing the Collateral as a matter of law, the Collateral Trustee will execute any document reasonably requested in writing by the Company to evidence such subordination if the Company shall have delivered an Officer’s Certificate and an Opinion of Counsel to the Collateral Trustee that such document is authorized or permitted by this Agreement and each Parity Lien Document.

(b)           The Transaction Liens on the Collateral shall not be released pursuant to Section 7(a)(ii) unless and until all fees and other amounts owing to the Collateral Trustee under this Agreement and the other Security Documents (other than any indemnification obligations for which no known written claim or demand for payment has been made) and all amounts owing to the Collateral Trustee under each Parity Lien Document shall have been paid in full.

(c)               Upon the release of the Collateral, or any portion thereof, in each case in accordance with the provisions hereof, all right, title and interest of the Collateral Trustee in, to and under the Trust Estate in respect of the Collateral or portion thereof so released, and the Security Documents in respect of such Collateral (but for the avoidance of doubt, not in respect of the proceeds therefrom), shall automatically terminate and shall automatically revert to the respective Grantors, their successors and assigns, and the estate, right, title and interest of the Collateral Trustee therein shall thereupon cease, determine and become void. Upon the written request of the respective Grantors, their successors or assigns, and at the reasonable cost and expense of the Grantors, their successors or assigns, upon receipt by the Collateral Trustee of an Officer’s Certificate and Opinion of Counsel, in respect of the Collateral so released stating that all conditions precedent in this Agreement and the other Parity Lien Documents, as applicable, to such release have been satisfied, the Collateral Trustee shall, without representation, recourse or warranty, execute documents evidencing the satisfaction of the Security Documents and such instruments as are reasonably necessary and requested by the Grantors to evidence such release and to terminate and remove of record any documents constituting public notice of the Security Documents and the security interests and assignments granted thereunder and shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to the Grantors, in respect of the Collateral so released, all property, including all moneys, instruments and Securities (if any), of the Grantors then held by the Collateral Trustee. The cancellation and satisfaction of the Security Documents shall be without prejudice to the rights of the Collateral Trustee or any successor collateral trustee to charge and be reimbursed for any expenditures that it may thereafter incur in connection therewith.

(d)               Collateral Trustee not Required to Serve, File or Record. The Collateral Trustee is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral.

Section 8.      Amendments, Supplements and Waivers.

(a)               No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section or is otherwise permitted by the terms of the Parity Lien Documents, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)               Subject to Section 8(c) and the terms of the other Party Lien Documents, neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except pursuant to an agreement or agreements in writing entered into by the Trustee, the Credit Agreement Administrative Agent, each Additional Authorized Representative and the Collateral Trustee, in each case, upon an affirmative vote of the Required Secured Parties of the relevant Class to the extent required by the terms of the applicable Parity Lien Documents, and evidence of such consents have been provided to the Collateral Trustee; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Company’s prior written consent; provided, further that in connection with any Refinancing of Parity Lien Obligations of any Class, or the incurrence of Additional Parity Lien Obligations in compliance with Section 2(b), the Collateral Trustee and the relevant Authorized Representative shall enter (and are hereby authorized to enter without the consent of any other Secured Party), into such amendments, supplements, modifications or restatements of this Agreement as are reasonably necessary or appropriate to reflect and facilitate such Refinancing or such incurrence (and subject to the reasonable satisfaction of the Collateral Trustee and such Authorized Representative).

(c)           [reserved].

(d)           Without the consent of any Secured Party, the Collateral Trustee and the Grantors, at any time and from time to time, may enter into additional pledge or Security Documents or one or more amendments or agreements supplemental hereto or to any Security Document, in form reasonably satisfactory to the Collateral Trustee (it being understood that any supplement in the form of Exhibits A and B shall be deemed to be satisfactory to the Collateral Trustee):

(i)                 to add to the covenants of the Grantors, for the benefit of the Secured Parties, or to surrender any right or power herein conferred upon the Grantors;

(ii)              to pledge or grant a security interest in any property or assets that are required to be pledged, or in which a security interest is required to be granted, to the Collateral Trustee pursuant to any Security Document or any other applicable Parity Lien Document (including for the avoidance of doubt, in connection with entering into definitive documentation for the Additional Parity Lien Facility);

(iii)            to cure any ambiguity or omission, to correct or to supplement any provision herein or in any Security Document that may be defective or inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising hereunder or under any Security Document that shall not be inconsistent with any provision hereof or of any Security Document;

(iv)             to add an Additional Grantor; and

(v)               to add an Additional Authorized Representative.

(e)           In executing, or accepting the additional duties created by, any amendment, supplement or waiver hereto or to any other Security Document, permitted by this Agreement or such Security Document, the Collateral Trustee shall receive and shall be fully protected in conclusively relying upon, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such amendment, supplement or waiver is authorized or permitted by the applicable Parity Lien Documents, this Agreement or such Security Document. The Collateral Trustee may, but shall not be obligated to, enter into any amendment, supplement or waiver, which adversely affects the Collateral Trustee’s own rights, duties or immunities under this Agreement, such Security Document or otherwise.

Section 9.      Notices.   All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent by mail, telecopy or hand delivery:

(a)	If to any Grantor, to it at the address of the Company at:

96 Morton Street

9th Floor

New York, NY 10014
Attention: Craig Felenstein, Chief Financial Officer

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention: Steven Messina

(b)	If to the Collateral Trustee, to it at its address at:

Wilmington Trust, National Association
Global Capital Markets
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Facsimile: (612)-217-5651
Attention: Lindblad Expeditions, LLC Administrator

or at such other address as shall be designated by it in a written notice to the Company and each Authorized Representative.

(c)	If to the Credit Agreement Administrative Agent, to it at its address at:

Eleven Madison Avenue

9th Floor

New York, NY 10010

Facsimile: (212) 322-2291
Attention: Loan Operations – Agency Manager

or at such other address as shall be designated by it in writing to the Collateral Trustee.

(d)	If to the Trustee, to it at its address at:

Wilmington Trust, National Association
Global Capital Markets
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402

Telephone: (612)-217-5666
Facsimile: (612)-217-5651
Attention: Lindblad Expeditions, LLC Notes Administrator

or at such other address as shall be designated by it in writing to the Collateral Trustee.

(e)               If to any Additional Authorized Representative, to it at its address as designated in the Collateral Trust Joinder to which it is a party, or at such other address as shall be designated by it in writing to the Collateral Trustee.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, when delivered by hand or five Business Days after being deposited in the mail, postage prepaid, or when telecopied or electronically transmitted, receipt acknowledged; provided, however, that any notice, request, demand or other communication to the Collateral Trustee shall not be effective until received.

Section 10.  Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

Section 11.  Severability.   In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 12.  Treatment of Payee or Indorsee by Collateral Trustee.

(a)               The Collateral Trustee may treat the registered holder of any registered note, and the payee or indorsee of any note or debenture that is not registered, as the absolute owner thereof for all purposes hereunder and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

(b)               Any person, firm, corporation or other entity that shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement or any Security Document or the Collateral shall present to the Collateral Trustee such documents, including, without limitation, opinions of counsel, as the Collateral Trustee may reasonably require, in order to demonstrate to the Collateral Trustee the authority of such person, firm, corporation or other entity to act as the representative of such Secured Parties.

Section 13.  Dealings with the Grantors.

(a)               Upon any application or demand by any Grantor to the Collateral Trustee to take or permit any action under any of the provisions of this Agreement, such Grantor shall furnish to the Collateral Trustee an Officer’s Certificate and an Opinion of Counsel stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional Officer’s Certificate or Opinion of Counsel need be furnished.

(b)               Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon an Officer’s Certificate filed with the Collateral Trustee.

Section 14.  Binding Effect; Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the Secured Parties, and their respective successors and assigns, and nothing herein or in any Security Document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement, any Security Document, the Collateral or the Trust Estate. All obligations of the Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, the Credit Agreement Administrative Agent, the Trustee, each Additional Authorized Representative and each present and future holder of Parity Lien Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

Section 15.  Applicable Law.   This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

Section 16.  Jurisdiction; Consent to Service of Process.

(a)               Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Parity Lien Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Trustee or any Secured Party may otherwise have to bring any enforcement action or proceeding relating to this Agreement or the other Parity Lien Documents against any Grantor or its properties in the courts of any jurisdiction.

(b)               Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Parity Lien Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)               Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 17.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER PARITY LIEN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SECURED DEBT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

Section 18.  Force Majeure. In no event shall the Collateral Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, pandemics, epidemics or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility; it being understood that the Collateral Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 19.  Consequential Damages. In no event shall the Collateral Trustee be responsible or liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 20.  Termination. This Agreement shall terminate on the date upon which the Collateral Trustee shall have released the Transaction Liens on the Collateral pursuant to Section 7(a)(ii); provided, however, that (x) this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any Parity Lien Obligation, or any part thereof, is rescinded or must otherwise be restored by the Collateral Trustee, any Secured Party, the Company or any other Grantor in any Insolvency or Liquidation Proceeding of the Company, any other Grantor or otherwise, and (y) the provisions of clauses (c) through (f) of Section 5 and Section 6 shall survive termination of this Agreement.

Section 21.  Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or PDF transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “executed,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything herein to the contrary, the Collateral Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Collateral Trustee pursuant to procedures approved by the Collateral Trustee. For the avoidance of doubt, the foregoing also applies to any amendment, amendment and restatement or modification of this Agreement.

Section 22.  Incorporation by Reference. In connection with its execution and acting as agent or trustee (as applicable) hereunder, each of the Collateral Trustee, the Credit Agreement Administrative Agent, the Trustee and other Authorized Representatives are entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to them under the Security Documents and any other applicable Parity Lien Documents.

Section 23.  [Reserved].

Section 24.  USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Collateral Trustee is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Trustee. The parties to this Indenture agree that they will provide the Collateral Trustee with such information as it may request in order for the Collateral Trustee to satisfy the requirements of the USA PATRIOT Act.

Section 25.  Concerning The Trustee. In executing this Agreement as the Trustee, this Agreement has been accepted, executed and delivered by Wilmington Trust, National Association, in its capacity as Trustee under and pursuant to the terms of the Note Indenture. The Trustee shall be entitled to all rights, privileges, immunities, indemnities and protections set forth in the Note Indenture in the acceptance, execution, delivery and performance of this Agreement as though fully set forth herein.

Section 26.  Concerning The Credit Agreement Administrative Agent. In executing this Agreement as the Credit Agreement Administrative Agent, this Agreement has been accepted, executed and delivered by Credit Suisse AG, Cayman Islands Branch, in its capacity as Credit Agreement Administrative Agent under and pursuant to the terms of the Credit Agreement. The Credit Agreement Administrative Agent shall be entitled to all rights, privileges, immunities, indemnities and protections set forth in the Credit Agreement in the acceptance, execution, delivery and performance of this Agreement as though fully set forth herein.

Section 27.  Concerning The Collateral Trustee. In executing this Agreement and any other Parity Lien Documents to which it is a party as the Collateral Trustee shall be entitled to all rights, privileges, immunities, indemnities and protections set forth in the Parity Lien Documents in the acceptance, execution, delivery and performance of this Agreement and any Parity Lien Document as though fully set forth herein

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Collateral Trustee

By:	/s/ Sarah Vilhauer
	Name:	Sarah Vilhauer
	Title:	Banking Officer

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Trustee

By:	/s/ Sarah Vilhauer
	Name:	Sarah Vilhauer
	Title:	Banking Officer

Signature Page-Collateral Trust Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Credit Agreement Administrative Agent

By:	/s/William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

By:	/s/ Nawshaer Safi
	Name:	Nawshaer Safi
	Title:	Authorized Signatory

Signature Page-Collateral Trust Agreement

GRANTORS:

LINDBLAD EXPEDITIONS, LLC, as the Company

By:	/s/ Craig Felenstein
Name:	Craig Felenstein
Title:	Chief Financial Officer

LINDBLAD EXPEDITIONS HOLDINGS, INC.

By:	/s/ Craig Felenstein
Name:	Craig Felenstein
Title:	Chief Financial Officer

Signature Page-Collateral Trust Agreement

LINDBLAD MARITIME VENTURES, INC.

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

LEX EXPLORER LLC

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

LEX GALAPAGOS PARTNERS I LLC

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

LEX GALAPAGOS PARTNERS II LLC

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

LEX GALAPAGOS PARTNERS III LLC

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

LEX QUEST LLC

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

Signature Page-Collateral Trust Agreement

LEX VENTURE LLC

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

SPEX SEA BIRD LTD.

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

SPEX SEA LION LTD.

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

FILLMORE PEARL (CAYMAN) II, LTD.

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

FILLMORE PEARL HOLDING, LTD.

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

LINDBLAD MARITIME ENTERPRISES, LTD.

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

Signature Page-Collateral Trust Agreement

LEX ESPRIT LTD.

By:	/s/ Craig Felenstein
	Name:	Craig Felenstein
	Title:	Chief Financial Officer

MARVENTURA DE TURISMO CIA. LTDA.

By:	/s/ Pablo Peña
	Name:	Pablo Peña
	Title:	Executive President

METROHOTEL CIA. LTDA.

By:	/s/ Pablo Peña
	Name:	Pablo Peña
	Title:	Executive President

NAVILUSAL CIA. LTDA.

By:	/s/ Diego Medina
	Name:	Diego Medina
	Title:	Executive President

Signature Page-Collateral Trust Agreement

EXHIBIT A

TO COLLATERAL TRUST AGREEMENT

[FORM OF] SUPPLEMENT TO COLLATERAL TRUST AGREEMENT

Reference is made to the Collateral Trust Agreement, dated as of February 4, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among Lindblad Expeditions, LLC, a Delaware limited liability company (the “Company”), the subsidiaries of the Parent listed on the signature pages thereto (the “Subsidiary Grantors” and, together with the Company, collectively, the “Grantors”), Wilmington Trust, National Association, as Trustee, Credit Suisse AG, Cayman Islands Branch, as Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Collateral Trustee, and each other Person party thereto from time to time. Terms defined in the Collateral Trust Agreement and not otherwise defined herein are as defined in the Collateral Trust Agreement.

This Supplement to Collateral Trust Agreement, dated as of ______________, 20__ (this “Supplement to Collateral Trust Agreement”), is being delivered pursuant to Section 5(g) of the Collateral Trust Agreement.

The undersigned, ______________, a ______________ (the “Additional Grantor”) hereby agrees to become a party to the Collateral Trust Agreement as a Grantor thereunder, for all purposes thereof on the terms set forth therein, and to be bound by all of the terms and provisions of the Collateral Trust Agreement as fully as if the Additional Grantor had executed and delivered the Collateral Trust Agreement as of the date thereof.

This Supplement to Collateral Trust Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement to Collateral Trust Agreement by facsimile or PDF transmission shall be as effective as delivery of a manually signed counterpart of this Supplement to Collateral Trust Agreement. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “executed,” “signed,” “signature,” and words of like import in this Supplement to Collateral Trust Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the foregoing also applies to any amendment, amendment and restatement or modification of this Supplement to Collateral Trust Agreement.

This Supplement to Collateral Trust Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Additional Grantor has caused this Supplement to Collateral Trust Agreement to be duly executed by its authorized representative as of the day and year first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Acknowledged and agreed:

LINDBLAD EXPEDITIONS, LLC

By
Name:
Title:

[SUBSIDIARY GRANTORS]

By:
Name:
Title:

The Collateral Trustee acknowledges receipt of this Supplement to Collateral Trust Agreement and agrees to act as Collateral Trustee with respect to the Collateral pledged by the Additional Grantor, as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

By:
Name:
Title:

Acknowledged and agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Credit Agreement Administrative Agent

By:
Name:
Title:

EXHIBIT B

TO COLLATERAL TRUST AGREEMENT

[FORM OF] COLLATERAL TRUST JOINDER

Reference is made to the Collateral Trust Agreement, dated as of February 4, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among Lindblad Expeditions, LLC, a Delaware limited liability company (the “Company”), the entities listed under the heading “GRANTORS” on the signature pages thereto and any Additional Grantor, as defined therein (such entities and any Additional Grantors, collectively, the “Subsidiary Grantors” and, together with the Company, collectively, the “Grantors”), Wilmington Trust, National Association, as Trustee, Credit Suisse AG, Cayman Islands Branch, as Credit Agreement Administrative Agent, Wilmington Trust, National Association, as collateral trustee, and each other Person party thereto from time to time. Terms defined in the Collateral Trust Agreement and not otherwise defined herein are as defined in the Collateral Trust Agreement; provided, however, that “Collateral Trustee” shall mean Wilmington Trust, National Association, as collateral trustee under the Collateral Trust Agreement, as amended and modified by this Collateral Trust Joinder.

This Collateral Trust Joinder, dated as of ____________, 20__ (this “Collateral Trust Joinder”), is being delivered pursuant to Section 2(b) of the Collateral Trust Agreement as a condition precedent to the incurrence of the indebtedness for which the New Representative (as defined below) is acting as agent being entitled to the benefits of being Additional Parity Lien Obligations under the Collateral Trust Agreement.

1.       Joinder. The undersigned, _______________, a ________________ (the “New Representative”) as [trustee, administrative agent] under that certain [describe Additional Parity Lien Facility] (the “Additional Parity Lien Facility”) hereby agrees to become party as an Additional Authorized Representative and a Secured Party under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2.       Lien Sharing and Priority Confirmation. [The undersigned New Representative, on behalf of itself and each holder of obligations in respect of the Additional Parity Lien Facility (together with the Additional Authorized Representative, the “New Secured Parties”), hereby agrees, for the enforceable benefit of all existing and future Additional Authorized Representatives, each existing and future Credit Agreement Administrative Agent, each existing and future Trustee and each existing and future Secured Party, and as a condition to being treated as Parity Lien Obligations under the Collateral Trust Agreement that:

(a)       all Parity Lien Obligations will be and are secured equally and ratably by all Transaction Liens granted to the Collateral Trustee, for the benefit of the Secured Parties, which are at any time granted by any Grantor to secure any Parity Lien Obligations whether or not upon property otherwise constituting collateral for such Additional Parity Lien Facility, and that all Transaction Liens granted pursuant to the Security Documents will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations equally and ratably as contemplated by the Collateral Trust Agreement;

(b)       the New Representative and each other New Secured Party is bound by the terms, conditions and provisions of the Collateral Trust Agreement and the Security Documents, including, without limitation, the provisions relating to the ranking of Transaction Liens and the order of application of proceeds from the enforcement of Transaction Liens; and

(c)       the New Representative shall perform its obligations under the Collateral Trust Agreement and the Security Documents.][1]

3.       Appointment of Collateral Trustee. The New Representative, on behalf of itself and the New Secured Parties, hereby (a) irrevocably appoints [Wilmington Trust, National Association][2] as Collateral Trustee for purposes of the Collateral Trust Agreement as amended by this Collateral Trust Joinder and the Security Documents, (b) irrevocably authorizes the Collateral Trustee to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Trustee in the Collateral Trust Agreement and the Security Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Collateral Trustee to execute any Security Documents on behalf of all Secured Parties and to take such other actions to maintain and preserve the security interests granted pursuant to any Security Documents, and (c) acknowledges that it has received and reviewed the Collateral Trust Agreement and the Security Documents and agrees to be bound by the terms thereof. The New Representative, on behalf of the New Secured Parties, and the Collateral Trustee, on behalf of the existing Secured Parties, each hereby acknowledges and agrees that the Collateral Trustee in its capacity as such shall be agent on behalf of the New Representative and on behalf of all other Secured Parties.

4.       Consent. The New Representative, on behalf of itself and the New Secured Parties, consents to and directs the Collateral Trustee to perform its obligations under the Collateral Trust Agreement and the Security Documents.

5.       Authority as Agent. The New Representative represents, warrants and acknowledges that it has the authority to bind each of the New Secured Parties to the Collateral Trust Agreement and such New Secured Parties are hereby bound by the terms, conditions and provisions of the Collateral Trust Agreement, including, without limitation, the provisions relating to the ranking of Transaction Liens and the order of application of proceeds from the enforcement of Transaction Liens.

6.       Additional Authorized Representative. The Additional Authorized Representative in respect of the Additional Parity Lien Facility is [insert name of New Representative]. The address of the Additional Authorized Representative in respect of the Additional Parity Lien Facility for purposes of all notices and other communications hereunder and under the Collateral Trust Agreement is ____________, ________, Attention of ____________ (Facsimile No. ___________, electronic mail address: ___________).

[1] To be used for an Additional Parity Lien Facility.

[2] If a successor Collateral Trustee has been appointed, replace with name such successor Collateral Trustee and update signature blocks accordingly.

7.       Officer’s Certificate. Each of the Grantors hereby certifies that the Grantors have previously delivered the Officer’s Certificate contemplated by Section 2(b)(ii) of the Collateral Trust Agreement and all other information, evidence and documentation required by Section 2(b) of the Collateral Trust Agreement, in each case in accordance with the terms of the Collateral Trust Agreement.

8.       Reaffirmation of Security Interest. By acknowledging and agreeing to this Collateral Trust Joinder, each of the Grantors hereby (a) confirms and reaffirms the security interests pledged and granted pursuant to the Security Documents and grants a security interest in all of its right, title and interest in the Collateral (as defined in the Collateral Agreement) and other Collateral (as defined in the other applicable Security Documents), whether now owned or hereafter acquired to secure the Parity Lien Obligations, and agrees that such pledges and grants of security interests shall continue to be in full force and effect, (b) confirms and reaffirms all of its obligations under its guarantees pursuant to the applicable Note Documents and the Additional Parity Lien Debt Documents and agrees that such guarantees shall continue to be in full force and effect, and (c) authorizes the filing of any financing statements describing the Collateral (as defined in the applicable Security Documents) in the same manner as described in the applicable Security Documents or in any other manner reasonably necessary to ensure the perfection of the security interests in the Collateral (as defined in the applicable Security Documents) granted to the Collateral Trustee hereunder or under the applicable Security Documents, including without limitation describing or indicting the collateral in such financing statements as all assets of such Grantor, whether now owned or hereafter acquired or arising or words of similar meaning.

9.       Counterparts. This Collateral Trust Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Collateral Trust Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Collateral Trust Joinder by facsimile or PDF transmission shall be as effective as delivery of a manually signed counterpart of this Collateral Trust Joinder. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. The words “executed,” “signed,” “signature,” and words of like import in this Collateral Trust Joinder shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the foregoing also applies to any amendment, amendment and restatement or modification of this Collateral Trust Joinder.

10.       Governing Law. This Collateral Trust Joinder shall be construed in accordance with and governed by the laws of the State of New York.

11.       Miscellaneous. The provisions of Sections 8 through 24 of the Collateral Trust Agreement shall apply with like effect to this Collateral Trust Joinder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Representative has caused this Collateral Trust Joinder to be duly executed by its authorized representative, and each Grantor party hereto have caused the same to be accepted by their respective authorized representatives, as of the day and year first above written.

[NEW REPRESENTATIVE]

By:
Name:
Title:

Acknowledged and agreed:

LINDBLAD EXPEDITIONS, LLC

By:
Name:
Title:

[SUBSIDIARY GRANTORS]

By:
Name:
Title:

The Collateral Trustee acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Additional Parity Lien Facility in accordance with the terms of the Collateral Trust Agreement and the Security Documents.

Dated: ____________, 20__

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

By:
Name:
Title:

Acknowledged and agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Credit Agreement Administrative Agent

By:
Name:
Title: